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Comerica Bank                               One Detroit Center
                                            500 Woodward Ave.
                                            Detroit, MI 48226-3265
                                            (313) 222-5431

October 23, 1997                            Deborah S. Albrecht
                                            Account Officer
                                            U. S. Banking
                                            Automotive

Mr. W.T. ZurSchmiede, Jr,
Chairman
Federal Screw Works
2400 Buhl Building
Detroit, Michigan 48226


Dear Mr. ZurSchmiede,

Please accept this letter as a revision to the one previously sent regarding the extension of your Credit Facilities. (The revision has been underlined.)

Per your request dated September 8, 1997 and pursuant to Section 2.13 of the Revolving Credit and Term Loan Agreement between Federal Screw Works and Comerica Bank, the Bank has approved the one year extension for the Revolving Credit Facility and Term Loan option. The new maturity dates for the facilities are October 31, 2000 and October 31, 2002 respectively.

Please feel free to contact me if you have any questions.


Sincerely,

/s/ Debbie



cc: Wade Plaskey